Schedule of Investments

AllianzGI Convertible & Income Fund II

November 30, 2020 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—42.6%
Airlines—1.0%
$1,860	American Airlines Group, Inc., 6.50%, 7/1/25	$2,034,468
3,130	Southwest Airlines Co., 1.25%, 5/1/25	4,632,400

		6,666,868

Apparel & Textiles—0.9%
11,140	Iconix Brand Group, Inc., 5.75%, 8/15/23	5,848,500

Auto Manufacturers—2.9%
2,150	Tesla, Inc., 2.00%, 5/15/24	19,677,875

Banks—1.2%
4,515	BofA Finance LLC, 0.125%, 9/1/22	5,273,520
2,455	JPMorgan Chase Bank N.A., 0.125%, 1/1/23 (a)(c)	3,018,116

		8,291,636

Biotechnology—1.1%
3,875	Exact Sciences Corp., 0.375%, 3/1/28	4,766,091
1,945	Insmed, Inc., 1.75%, 1/15/25	2,349,785

		7,115,876

Building Materials—1.0%
6,680	Patrick Industries, Inc., 1.00%, 2/1/23	6,909,625

Commercial Services—2.5%
3,115	Chegg, Inc., zero coupon, 9/1/26 (a)(c)	3,241,282
6,675	Macquarie Infrastructure Corp., 2.00%, 10/1/23	6,558,187
6,350	Square, Inc., zero coupon, 5/1/26 (a)(c)	6,808,392

		16,607,861

Computers—1.8%
860	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(c)	990,816
8,865	Western Digital Corp., 1.50%, 2/1/24	8,708,550
1,855	Zscaler, Inc., 0.125%, 7/1/25 (a)(c)	2,350,241

		12,049,607

Diversified Financial Services—0.3%
2,480	LendingTree, Inc., 0.50%, 7/15/25 (a)(c)	2,295,809

Electronics—1.8%
1,075	Fortive Corp., 0.875%, 2/15/22	1,090,911
3,950	II-VI, Inc., 0.25%, 9/1/22	6,026,219
1,570	OSI Systems, Inc., 1.25%, 9/1/22	1,654,003
1,840	SMART Global Holdings, Inc., 2.25%, 2/15/26 (a)(c)	1,810,100
1,765	Vishay Intertechnology, Inc., 2.25%, 6/15/25	1,799,756

		12,380,989

Energy-Alternate Sources—1.8%
2,340	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(c)	4,271,934
6,395	SunPower Corp., 4.00%, 1/15/23	7,750,686

		12,022,620

Entertainment—0.2%
970	Cinemark Holdings, Inc., 4.50%, 8/15/25 (a)(c)	1,278,723

Equity Real Estate Investment Trusts (REITs)—0.4%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,036,344

Food & Beverage—0.1%
500	Chefs’ Warehouse, Inc., 1.875%, 12/1/24 (a)(c)	471,502

Healthcare-Products—1.4%
2,470	Insulet Corp., 0.375%, 9/1/26	3,328,163
1,725	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(c)	2,242,878
1,490	Natera, Inc., 2.25%, 5/1/27 (a)(c)	3,617,482

		9,188,523

Healthcare-Services—0.5%
2,670	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(c)	3,163,626

Home Builders—0.2%
1,305	Winnebago Industries, Inc., 1.50%, 4/1/25	1,438,957

Insurance—1.2%
6,005	MGIC Investment Corp., 9.00%, 4/1/63 (a)(c)	7,926,600

Internet—4.7%
1,185	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(c)	1,657,815
1,960	Etsy, Inc., 0.125%, 9/1/27 (a)(c)	2,309,897
1,625	Match Group Financeco 2, Inc., 0.875%, 6/15/26 (a)(c)	2,778,534
1,290	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(c)	2,339,057
2,350	Pinduoduo, Inc., zero coupon, 12/1/25	2,508,637
3,595	Snap, Inc., 0.75%, 8/1/26	7,410,282
1,750	Twitter, Inc., 0.25%, 6/15/24	1,975,794
5,730	Wayfair, Inc., 0.625%, 10/1/25 (a)(c)	5,607,295
2,590	Zendesk, Inc., 0.625%, 6/15/25 (a)(c)	3,626,108
1,160	Zillow Group, Inc., 1.50%, 7/1/23	1,719,745

		31,933,164

Investment Companies—1.1%
7,205	Prospect Capital Corp., 6.375%, 3/1/25	7,258,429

Leisure—1.3%
	NCL Corp., Ltd. (a)(c),
2,650	5.375%, 8/1/25	4,087,625
695	6.00%, 5/15/24	1,338,570
	Royal Caribbean Cruises Ltd. (a)(c),
1,350	2.875%, 11/15/23	1,670,625
1,290	4.25%, 6/15/23	1,778,910

		8,875,730

Machinery-Diversified—0.5%
1,835	Chart Industries, Inc., 1.00%, 11/15/24 (a)(c)	3,430,303

Media—1.1%
1,280	DISH Network Corp., 3.375%, 8/15/26	1,279,232
	Liberty Media Corp.,
1,775	1.375%, 10/15/23	2,201,085
3,660	2.75%, 12/1/49 (a)(c)	3,850,320

		7,330,637

Oil, Gas & Consumable Fuels—1.6%
5,415	EQT Corp., 1.75%, 5/1/26 (a)(c)	6,982,101
3,270	Pioneer Natural Resources Co., 0.25%, 5/15/25 (a)(c)	3,965,450

		10,947,551

Pharmaceuticals—0.4%
2,640	DexCom, Inc., 0.25%, 11/15/25 (a)(c)	2,558,585

Pipelines—2.1%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45	14,177,199

Retail—0.7%
2,365	Burlington Stores, Inc., 2.25%, 4/15/25 (a)(c)	2,934,996
2,155	Guess?, Inc., 2.00%, 4/15/24	2,079,575

		5,014,571

Semiconductors—1.5%
1,640	Cree, Inc., 1.75%, 5/1/26 (a)(c)	3,321,856
1,985	Inphi Corp., 0.75%, 4/15/25 (a)(c)	2,718,084
1,715	ON Semiconductor Corp., 1.625%, 10/15/23	2,659,123
965	Synaptics, Inc., 0.50%, 6/15/22	1,179,712

		9,878,775

Software—5.6%
2,150	Akamai Technologies, Inc., 0.125%, 5/1/25	2,650,058
2,035	Bill.com Holdings, Inc., zero coupon, 12/1/25 (a)(c)	2,170,912
2,580	Coupa Software, Inc., 0.375%, 6/15/26 (a)(c)	3,425,838
1,515	Datadog, Inc., 0.125%, 6/15/25 (a)(c)	1,988,438
2,545	Envestnet, Inc., 0.75%, 8/15/25 (a)(c)	2,634,459
860	Evolent Health, Inc., 1.50%, 10/15/25	743,165
1,840	i3 Verticals LLC, 1.00%, 2/15/25 (a)(c)	1,741,028
2,150	j2 Global, Inc., 1.75%, 11/1/26 (a)(c)	2,125,812

1,075	Pegasystems, Inc., 0.75%, 3/1/25 (a)(c)	1,277,192
2,775	Pluralsight, Inc., 0.375%, 3/1/24	2,521,903
5,320	RingCentral, Inc., zero coupon, 3/1/25 (a)(c)	6,011,808
465	Sea Ltd., 2.375%, 12/1/25 (a)(c)	989,141
65	ServiceNow, Inc., zero coupon, 6/1/22	256,758
4,550	Splunk, Inc., 1.125%, 6/15/27 (a)(c)	5,146,638
2,300	Workday, Inc., 0.25%, 10/1/22	3,684,115

		37,367,265

Telecommunications—1.3%
5,985	Infinera Corp., 2.125%, 9/1/24	6,590,287
1,920	Vonage Holdings Corp., 1.75%, 6/1/24	2,059,200

		8,649,487

Transportation—0.4%
3,555	Teekay Corp., 5.00%, 1/15/23	2,990,289

	Total Convertible Bonds & Notes (cost-$236,257,078)	286,783,526

CORPORATE BONDS & NOTES—31.6%
Advertising—0.1%
715	National CineMedia LLC, 5.875%, 4/15/28 (a)(c)	562,169

Aerospace & Defense—1.1%
	TransDigm, Inc.,
1,735	5.50%, 11/15/27	1,793,122
4,290	6.50%, 5/15/25	4,394,569
	Triumph Group, Inc. (a)(c),
640	6.25%, 9/15/24	622,067
640	8.875%, 6/1/24	706,800

		7,516,558

Airlines—0.4%
1,125	American Airlines, Inc., 11.75%, 7/15/25 (a)(c)	1,245,938
1,495	Delta Air Lines, Inc., 7.375%, 1/15/26	1,682,410

		2,928,348

Auto Components—1.5%
2,270	Adient U.S. LLC, 7.00%, 5/15/26 (a)(c)	2,466,661
2,195	American Axle & Manufacturing, Inc., 6.25%, 4/1/25	2,277,313
2,325	Clarios Global L.P., 8.50%, 5/15/27 (a)(c)	2,506,118
1,770	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,808,391
940	Tenneco, Inc., 7.875%, 1/15/29 (a)(c)(d)	1,038,700

		10,097,183

Auto Manufacturers—1.8%
1,155	Allison Transmission, Inc., 3.75%, 1/30/31 (a)(c)	1,166,550
	Ford Motor Co.,
1,970	9.00%, 4/22/25	2,396,535
1,705	9.625%, 4/22/30	2,376,250
	Ford Motor Credit Co. LLC,
575	4.00%, 11/13/30	582,188
570	5.125%, 6/16/25	616,141
1,415	Navistar International Corp., 6.625%, 11/1/25 (a)(c)	1,482,849
3,285	Tesla, Inc., 5.30%, 8/15/25 (a)(c)	3,423,627

		12,044,140

Chemicals—0.5%
3,550	Tronox, Inc., 6.50%, 4/15/26 (a)(c)	3,691,929

Commercial Services—1.0%
1,740	Avis Budget Car Rental LLC, 5.75%, 7/15/27 (a)(c)	1,745,351
5,974	Cenveo Corp., 6.00%, 5/15/24 (a)(c)(e)(f)(h)	109,503
1,665	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(c)	1,757,616
1,085	Laureate Education, Inc., 8.25%, 5/1/25 (a)(c)	1,152,134
1,830	United Rentals North America, Inc., 5.25%, 1/15/30	2,048,456

		6,813,060

Computers—0.2%
1,090	Dell International LLC, 7.125%, 6/15/24 (a)(c)	1,131,834

Containers & Packaging—0.6%
1,685	Berry Global, Inc., 5.625%, 7/15/27 (a)(c)	1,797,684
2,315	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27 (a)(c)	2,510,328

		4,308,012

Distribution/Wholesale—0.8%
3,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	3,254,771
2,230	Performance Food Group, Inc., 5.50%, 10/15/27 (a)(c)	2,376,243

		5,631,014

Diversified Financial Services—3.1%
16,119	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75%, (a)(c)(f)(h)	4,136,080
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$6,000,000; purchased 9/6/18) (a)(c)(f)(h)(j)	6,000,000
1,080	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (a)(c)	1,126,575
	Navient Corp.,
1,880	5.00%, 3/15/27	1,873,194
1,815	6.75%, 6/15/26	1,949,991
	OneMain Finance Corp.,
955	6.625%, 1/15/28	1,108,994
3,865	8.25%, 10/1/23	4,391,200

		20,586,034

Electrical Equipment—0.5%
2,085	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(c)	2,276,560
805	WESCO Distribution, Inc., 7.25%, 6/15/28 (a)(c)	905,500

		3,182,060

Entertainment—1.6%
3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	666,750
1,600	Caesars Entertainment, Inc., 6.25%, 7/1/25 (a)(c)	1,708,392
2,260	International Game Technology PLC, 6.25%, 1/15/27 (a)(c)	2,519,053
2,830	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)	2,916,952
1,610	Scientific Games International, Inc., 8.25%, 3/15/26 (a)(c)	1,729,631
1,110	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(c)	1,175,906

		10,716,684

Food & Beverage—0.5%
385	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(c)	432,884
1,325	Kraft Heinz Foods Co., 6.50%, 2/9/40	1,757,406
1,310	U.S. Foods, Inc., 6.25%, 4/15/25 (a)(c)	1,394,993

		3,585,283

Healthcare-Services—0.7%
1,130	Centene Corp., 5.375%, 6/1/26 (a)(c)	1,189,325
1,275	Select Medical Corp., 6.25%, 8/15/26 (a)(c)	1,363,026
2,215	Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(c)	2,323,302

		4,875,653

Home Builders—0.2%
1,145	Picasso Finance Sub, Inc., 6.125%, 6/15/25 (a)(c)	1,227,165

Internet—0.7%
1,700	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(c)	1,792,437
1,335	Netflix, Inc., 5.375%, 11/15/29 (a)(c)	1,595,726
	Uber Technologies, Inc. (a)(c),
675	7.50%, 9/15/27	737,438
675	8.00%, 11/1/26	728,578

		4,854,179

Iron/Steel—0.4%
1,695	Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,692,881
1,330	United States Steel Corp., 6.875%, 8/15/25	1,239,394

		2,932,275

Leisure—0.2%
1,125	Royal Caribbean Cruises Ltd., 11.50%, 6/1/25 (a)(c)	1,323,281

Lodging—1.2%
1,050	Boyd Gaming Corp., 8.625%, 6/1/25 (a)(c)	1,167,799
840	Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31 (a)(c)(d)	885,150
	MGM Resorts International,
1,145	4.75%, 10/15/28	1,194,378
530	6.75%, 5/1/25	570,254
1,485	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(c)	1,536,047
2,480	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)	2,534,250

		7,887,878

Machinery-Construction & Mining—0.4%
2,855	Terex Corp., 5.625%, 2/1/25 (a)(c)	2,935,297

Media—1.9%
1,435	CCO Holdings LLC, 4.50%, 5/1/32 (a)(c)	1,518,445
1,050	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,051,423
1,705	CSC Holdings LLC, 7.50%, 4/1/28 (a)(c)	1,903,206
2,320	DISH DBS Corp., 7.375%, 7/1/28	2,520,100
1,145	Gray Television, Inc., 4.75%, 10/15/30 (a)(c)	1,163,606
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (cost—$3,586,663; purchased 5/7/14-2/26/15) (a)(c)(e)(f)(h)(j)(l)	4
1,350	Meredith Corp., 6.875%, 2/1/26	1,345,781
1,640	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(c)	1,751,217
1,145	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(c)	1,242,714

		12,496,496

Metal Fabricate/Hardware—0.4%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,970,049

Mining—1.2%
1,100	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)	1,139,187
1,635	Constellium SE, 6.625%, 3/1/25 (a)(c)	1,689,732
1,750	Freeport-McMoRan, Inc., 5.25%, 9/1/29	1,954,855
1,535	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)	1,595,441
1,342	Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28 (a)(c)	1,465,296

		7,844,511

Miscellaneous Manufacturing—0.3%
1,735	Koppers, Inc., 6.00%, 2/15/25 (a)(c)	1,792,472

Oil, Gas & Consumable Fuels—1.9%
1,885	CNX Resources Corp., 7.25%, 3/14/27 (a)(c)	1,995,781
	Continental Resources, Inc.,
705	4.375%, 1/15/28	703,033
670	5.75%, 1/15/31 (a)(c)	720,250
980	EQT Corp., 8.75%, 2/1/30	1,238,475
	Occidental Petroleum Corp.,
1,940	5.55%, 3/15/26	1,939,670
805	6.625%, 9/1/30	841,982
1,935	PBF Holding Co. LLC, 6.00%, 2/15/28	1,019,503
1,055	PDC Energy, Inc., 5.75%, 5/15/26	1,051,703
440	Transocean, Inc., 8.00%, 2/1/27 (a)(c)	165,000
1,750	USA Compression Partners L.P., 6.875%, 9/1/27	1,847,668
1,025	WPX Energy, Inc., 5.75%, 6/1/26	1,081,631

		12,604,696

Paper & Forest Products—0.2%
1,205	Mercer International, Inc., 7.375%, 1/15/25	1,247,928

Personal Products—0.2%
1,105	Edgewell Personal Care Co., 5.50%, 6/1/28 (a)(c)	1,189,085

Pharmaceuticals—0.9%
2,000	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(c)	2,202,830
1,640	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(c)	1,814,882
1,710	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(c)	1,809,077

		5,826,789

Pipelines—1.4%
1,660	Crestwood Midstream Partners L.P., 5.75%, 4/1/25	1,651,700
1,280	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,358,157
1,100	EQM Midstream Partners L.P., 6.50%, 7/1/27 (a)(c)	1,214,306
2,490	NGL Energy Partners L.P., 7.50%, 4/15/26	1,025,569
1,120	NuStar Logistics L.P., 6.375%, 10/1/30	1,217,300
	Targa Resources Partners L.P.,
750	6.50%, 7/15/27	813,750
1,750	6.875%, 1/15/29	1,964,996

		9,245,778

Real Estate—0.5%
3,075	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,121,125

Retail—1.0%
4,370	Conn’s, Inc., 7.25%, 7/15/22	4,254,260
1,505	L Brands, Inc., 6.625%, 10/1/30 (a)(c)	1,656,441
1,490	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(c)	793,425

		6,704,126

Semiconductors—0.5%
2,925	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(c)	3,177,281

Software—0.4%
1,120	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (a)(c)(d)	1,173,435
1,770	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(c)	1,895,918

		3,069,353

Telecommunications—3.0%
1,580	Avaya, Inc., 6.125%, 9/15/28 (a)(c)	1,670,850
	CenturyLink, Inc. (a)(c),
1,145	4.50%, 1/15/29	1,170,763
1,225	5.125%, 12/15/26	1,275,586
1,220	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)	1,265,000
3,245	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(c)	3,329,532
	Hughes Satellite Systems Corp.,
1,130	6.625%, 8/1/26	1,261,148
3,500	7.625%, 6/15/21	3,609,375
1,230	LogMeIn, Inc., 5.50%, 9/1/27 (a)(c)	1,277,663
2,580	Sprint Communications, Inc., 11.50%, 11/15/21	2,820,262
2,100	Sprint Corp., 7.625%, 3/1/26	2,614,500

		20,294,679

Toys/Games/Hobbies—0.1%
610	Mattel, Inc., 5.875%, 12/15/27 (a)(c)	673,669

Transportation—0.2%
1,160	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (a)(c)	1,319,500

	Total Corporate Bonds & Notes (cost-$229,572,243)	212,407,573

Shares
CONVERTIBLE PREFERRED STOCK—22.6%
Auto Components—0.9%
42,465	Aptiv PLC, 5.50%, 6/15/23, Ser. A	5,937,456

Banks—4.7%
9,140	Bank of America Corp., 7.25%, Ser. L (g)	13,555,717
12,835	Wells Fargo & Co., 7.50%, Ser. L (g)	18,033,175

		31,588,892

Chemicals—0.7%
106,705	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	4,404,782

Diversified Financial Services—1.3%
1,730	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(c)	2,992,900
124,400	AMG Capital Trust II, 5.15%, 10/15/37	5,978,975

		8,971,875

Electric Utilities—3.4%
	NextEra Energy, Inc.,
81,355	4.872%, 9/1/22	4,603,880
65,585	5.279%, 3/1/23	3,198,581
93,185	6.219%, 9/1/23	4,559,542
22,620	PG&E Corp., 5.50%, 8/16/23	2,809,630
40,225	Sempra Energy, 6.00%, 1/15/21, Ser. A	4,125,476
69,575	Southern Co., 6.75%, 8/1/22, Ser. 2019	3,464,139

		22,761,248

Electronics—0.8%
5,610	Fortive Corp., 5.00%, 7/1/21, Ser. A	5,615,273

Environmental Services—0.6%
61,650	GFL Environmental Inc., 6.00%, 3/15/23	4,038,075

Equity Real Estate Investment Trusts (REITs)—2.5%
200,820	Ready Capital Corp., 7.00%, 8/15/23	4,920,090
476,235	RLJ Lodging Trust, 1.95%, Ser. A (g)	11,720,143

		16,640,233

Healthcare-Products—3.3%
63,980	Avantor, Inc., 6.25%, 5/15/22, Ser. A	5,524,033
54,045	Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	5,502,862
	Danaher Corp.,
6,575	4.75%, 4/15/22, Ser. A	10,131,352
645	5.00%, 4/15/23, Ser. B	841,048

		21,999,295

Insurance—0.6%
33,905	Assurant, Inc., 6.50%, 3/15/21, Ser. D	4,166,925

Pharmaceuticals—0.7%
49,410	Becton Dickinson and Co., 6.00%, 6/1/23, Ser. B	2,562,403
38,425	Elanco Animal Health, Inc., 5.00%, 2/1/23	1,823,650

		4,386,053

Semiconductors—2.4%
12,265	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	16,321,158

Telecommunications—0.7%
4,040	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(c)	4,907,388

	Total Convertible Preferred Stock (cost-$126,907,779)	151,738,653

PREFERRED STOCK (a)(f)(h)(k)(l)—1.1%
Media—1.1%
3,554	LiveStyle, Inc., Ser. A	531,323
76,572	LiveStyle, Inc., Ser. B, (i)	6,629,604
5,000	LiveStyle, Inc., Ser. B,	50

	Total Preferred Stock (cost-$12,855,447)	7,160,977

Principal Amount (000s)
SENIOR LOANS (a)(b)(d)—0.1%
Software—0.1%
915	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.000%, 10/30/26, Term Loan B (cost-$905,850)	905,736

Shares
COMMON STOCK (f)(h)(k)—0.0%
Aerospace & Defense—0.0%
6,354	Erickson, Inc.	158,660

Banks—0.0%
42,233	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (j)	4
21,429	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (i)(j)	2

		6

Media—0.0%
90,407	LiveStyle, Inc. (a)(i)(l)	9

	Total Common Stock (cost-$5,471,183)	158,675

Units
WARRANTS (f)(h)(k)—0.0%
Advertising—0.0%
12,009	Affinion Group Holdings, Inc., exercise price $67.12 expires 4/1/24 (cost—$2,371,020; purchased 4/10/19) (j)	90,186

Media—0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(l)	2

	Total Warrants (cost-$2,371,020)	90,188

Principal Amount (000s)
Repurchase Agreements—2.0%
$13,318	State Street Bank and Trust Co., dated 11/30/20, 0.00%, due 12/1/20, proceeds $13,318,000; collateralized by U.S. Treasury Bonds, 3.00%, due 2/15/48, valued at $13,584,363 including accrued interest (cost-$13,318,000)	13,318,000

	Total Investments (cost-$627,658,600) (m)-100.0%	672,563,328

	Other assets in excess of liabilities	1,999,399
	Preferred Shares	(271,525,000)

	Net Assets Applicable to Common Shareholders	$403,037,727

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. The AllianzGI Convertible & Income Fund II’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Fund’s Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $270,128,952, representing 40.2% of total investments.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2020.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $262,062,228, representing 39.0% of total investments.

(d)	When-issued or delayed-delivery. To be settled/delivered after November 30, 2020.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $17,655,427, representing 2.6% of total investments.

(g)	Perpetual maturity. The date shown, if any, is the next call date.

(h)	Level 3 security.

(i)	Affiliated security.

(j)	Restricted. The aggregate cost of such securities is $11,957,683. The aggregate value is $6,090,196, representing 0.9% of total investments.

(k)	Non-income producing.

(l)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.1% of total investments.

(m)

At November 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $630,413,290. Gross unrealized appreciation was $97,521,863; gross unrealized depreciation was $55,371,825; and net unrealized appreciation was $42,150,038. The difference between book and tax cost was attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/20
Investments in Securities—Assets
Convertible Bonds & Notes	—	$286,783,526	—	$286,783,526
Corporate Bonds & Notes:
Commercial Services	—	6,703,557	$109,503	6,813,060
Diversified Financial Services	—	10,449,954	10,136,080	20,586,034
Media	—	12,496,492	4	12,496,496
All Other	—	172,511,983	—	172,511,983
Convertible Preferred Stock:
Diversified Financial Services	—	8,971,875	—	8,971,875
Telecommunications	—	4,907,388	—	4,907,388
All Other	$137,859,390	—	—	137,859,390
Preferred Stock	—	—	7,160,977	7,160,977
Senior Loans	—	905,736	—	905,736
Common Stock	—	—	158,675	158,675
Warrants	—	—	90,188	90,188
Repurchase Agreements	—	13,318,000	—	13,318,000

Totals	$137,859,390	$517,048,511	$17,655,427	$672,563,328

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 11/30/20
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	$109,503	$—		$—	$—	$—	$—	$—	$—	$109,503
Diversified Financial Services	6,461,280	822,192	†	—	69,555	—	(3,216,947)	6,000,000	—	10,136,080
Media	4	—		—	—	—	—	—	—	4
Preferred Stock:
Media	8,194,082	—		—	—	—	(1,033,105)	—	—	7,160,977
Common Stock:
Aerospace & Defense	113,419	—		—	—	—	45,241	—	—	158,660
Banks	6	—		—	—	—	—	—	—	6
Media	9	—		—	—	—	—	—	—	9
Warrants:
Advertising	15,611	—		—	—	—	74,575	—	—	90,186
Media	2	—		—	—	—	—	—	—	2

Totals	$14,893,916	$822,192		$—	$69,555	$—	$(4,130,236)	$6,000,000	$—	$17,655,427

†	Payment-in-Kind
*	Transferred out of Level 2 and into Level 3 due to a third-party independent pricing vendor price being unavailable or unreliable at November 30, 2020.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2020:

	Ending Balance at 11/30/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$4,136,080	Market and Company Comparables	EV Multiples Illiquidity Discount	0.99x (0.57x - 1.79x) 3x (0.85x - 4.20x) 0.62x (0.38x - 0.90x) 20%
Preferred Stock:
Media	$531,323	Market and Company Comparables	EV Multiples Illiquidity Discount	0.91x (0.37x - 2.25x) (1% - 25%)
	6,629,604	Market and Company Comparables	EV Multiples Illiquidity Discount	0.91x (0.37x - 2.25x) 25%
Common Stock:
Aerospace & Defense	$158,660	Market and Company Comparables	EV Multiples	0.99x (0.62x - 1.95x) 9.09x (-21.66x - 29.38x) 0.91x (0.50x - 1.66x)
			M&A Transaction Multiples Illiquidity Discount	0.92x (0.43x - 1.96x) 40%
Warrants:
Advertising	$90,186	Market and Company Comparables	EV Multiples	2.17x (1.23x - 7.67x) 9.98x (5.99x - 22.60x)
		Black-Scholes Model	Volatility Implied Price	32.12% $51.88

The table above does not include Level 3 investments that are valued by brokers or independent pricing services

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2020 was $(4,137,737).

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust